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                                                                    Exhibit 99.2


          CROWN PACIFIC MANAGEMENT
          LIMITED PARTNERSHIP
          BALANCE SHEET
          DECEMBER 31, 1997 AND SEPTEMBER 30, 1998

CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
BALANCE SHEET
(IN THOUSANDS)

----------------------------------------------------------------------------------

                                                December 31,      September 30,
                                                    1997              1998
                                                ------------      -------------
                                                                   (Unaudited)
                                     ASSETS
Current Assets:
  Cash and cash equivalents                     $       66        $       274
  Due from affiliates                                  818              1,234
  Prepaid and other current assets                       5                 20
                                                ------------      -------------
    Total current assets                               889              1,528

Investment in limited partnership                    1,912              1,472
                                                ------------      -------------
                                                $    2,801        $     3,000
                                                ------------      -------------
                                                ------------      -------------
                        LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses         $      886        $     1,566

Partners' equity                                     1,915              1,434
                                                ------------      -------------
    Total liabilities and partners' equity      $    2,801        $     3,000
                                                ------------      -------------
                                                ------------      -------------


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          The accompanying note is an integral part of this statement.

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                  CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP
                              NOTE TO BALANCE SHEET
                                   (UNAUDITED)

1.   THE PARTNERSHIP

     Crown Pacific Management Limited Partnership (the "Partnership") is a Delaware limited partnership that was formed August 12, 1994 to become the managing general partner of Crown Pacific Partners, L.P. (the "MLP"). The MLP is a limited partnership that owns and operates timberlands and related manufacturing facilities in Oregon, Idaho, Washington, Arizona and Montana. The Partnership manages the businesses of the MLP and owns a 0.99% general partner interest in the MLP. The Partnership also owns a 1% general partnership interest in Crown Pacific Limited Partnership (the "Operating Partnership"), a subsidiary of the MLP. The operations of the Operating Partnership represent the majority of the MLP's operations. The ownership interests in these limited partnerships represents the extent of the Partnership's operations and therefore the Partnership is considered to be economically dependent on the MLP as of December 31, 1997 and September 30, 1998. The general partners of the Partnership are Fremont Timber, Inc. and HS Corp. of Oregon.

     The September 30, 1998 balance sheet included in this Form 8-K is unaudited and reflects the financial position of the Partnership. This balance sheet includes all the accounts of the Partnership's balance sheet but does not contain all the information required by generally accepted accounting principles to be included in a full set of financial statements. The balance sheet as of December 31, 1997, which is included on Form 8-K dated June 9, 1998, should be read in conjunction with this Form 8-K. In the opinion of management, all material adjustments necessary to present fairly the September 30, 1998 balance sheet have been included. All such adjustments are of a normal and recurring nature and all significant intercompany transactions have been eliminated.


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